UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan L. Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period:  December 31, 2019

Item 1. Report to Stockholders.

Palm Valley Capital Fund

Investor Class – PVCMX

ANNUAL REPORT
December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.palmvalleyfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 888-224-7256 (PALM) or by sending an email request to invest@palmvalleycapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-224-7256 (PALM) or send an email request to invest@palmvalleycapital.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

PALM VALLEY CAPITAL FUND

INVESTMENT PERFORMANCE (%) as of December 31, 2019

	Total Return				Total Return
	Inception	Quarter	YTD	1 Year	Since Inception
Palm Valley Capital Fund	5/1/19	0.22%	N/A	N/A	1.42%
S&P Small Cap 600 Index		8.21%			5.91%
Morningstar Small Cap Index		8.67%			5.26%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be higher or lower than the performance quoted.  Performance of the Fund current to the most recent quarter-end can be obtained by calling 904-747-2345.

As of the most recent prospectus, the Fund’s gross expense ratio is 2.02% and the net expense ratio is 1.25%.  Palm Valley Capital Management has contractually agreed to waive its management fees and reimburse Fund operating expenses through at least April 30, 2021.

No Pain, ~~No~~ Gain?
January 1, 2020

Dear Fellow Shareholders,

Bottom-up investors like us are often fond of sharing stories about companies we have researched.  As one example, we had a lot of fun following WWE, the promoter of professional wrestling events.  Heroes versus heels under the big lights…with entrance music, feats of strength, and of course, bad acting.  When we discussed WWE with others, they either giggled or gagged.

For boys growing up in the ’80s, WWE’s headliner, Hulk Hogan, told us young Hulkamaniacs to “say your prayers, take your vitamins and you will never go wrong.”  Good old-fashioned American positivity.  As you can see, the Hulkster may also have been an early predictor of the bull run of the last decade.1

____________________

1 Credit to Kid Dynamite’s World blog for the original joke

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Thirty years later WWE is still giving its audience words to live by.  Paul Levesque, aka Triple H, is one of WWE’s biggest stars.  The energy of the crowd is electric when the lights go dark and the music gets loud as Triple H appears to the sound of, “It’s time to play the gaaaaame!”

“The Game”
WWE, Triple H’s entrance music
by Motorhead

It’s all about the game and how you play it.
All about control and if you can take it.
All about your debt and if you can pay it.
It’s all about pain and who’s gonna make it.

I am the game, you don’t want to play me.
I am control, no way you can change me.
I am heavy debt, no way you can pay me.
I am the pain and I know you can’t take me.

“The Game” entrance music is about Triple H’s invincibility in the ring, but it could also serve as the theme song for today’s financialized economy.  As an investor, how do you play the game?  The second verse could speak truth to many investors: buy stocks—don’t fight the market (you don’t want to play me)…because the Fed is in control (no way you can change me)…to support our mountain of collective debt (no way you can pay me)….and our diminished tolerance for economic pain (I know you can’t take me).  Recessions, corrections, and bear markets, oh my!  The men and women behind the curtain act like we-just-can’t-take-the-pain.

It wasn’t that long ago that people accepted that economic and investing cycles were natural and that recessions and bear markets helped cleanse the economy of malinvestment.  At some point, the Federal Reserve began to believe they could use monetary policy to diminish the severity of recessions.  This morphed into an assumption that they could prevent recessions altogether.  While the Fed’s intentions may be good, “managing” GDP growth and delaying natural contractions can lead to more severe recessions, as witnessed in 2008-2009.  Nevertheless, the Fed remains committed to its palliative for all our economic ills.  No pain, ~~no~~ gain.

The housing bubble and crash should have proven for good that the Fed’s efforts to stimulate the economy were incredibly destructive and counterproductive.  However, in the most gigantic “hair of the dog” display in history, the Fed doubled down on its monetary manipulations after 2008 by keeping interest rates near zero for years and launching successive rounds of money printing (QE).  To our surprise, these aggressive and experimental monetary policies remain  intact today.  For possibly the first time ever, the Fed just cut rates during an economic expansion where the Fed Funds Rate never exceeded the unemployment rate.  Most prior rate cutting

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campaigns coincided with the beginning of a recession, as unemployment surged and lower rates were intended to cushion the economic blow.  Now, Fed rate cuts are viewed as “insurance” to perpetuate record low unemployment and record high asset prices that could be threatened if market forces alone determined interest rates.  No pain, ~~no~~ gain.

Facilitated by low interest rates, politicians continued their borrowing binge from the Great Recession’s aftermath and have brought the U.S. government back to trillion-dollar budget deficits.  The deficit is currently the same size relative to GDP as it was during the Great Depression of the 1930s!  Contrary to almost all other periods since World War II, the deficit is growing while the unemployment rate is declining.  Politicians have overwhelmingly adopted the position that if debt is a problem, it’s a problem for the future.  Cutting spending doesn’t win votes, so they leave the problem of dealing with mounting debt to future generations.  No pain, ~~no~~ gain.

Here we sit again—record high stock prices built with a house of straw.  Many investment professionals state there is no expiration date on this bull market.  The Fed, which used to intervene during times of true economic distress, has apparently become the lifeboat for every small move lower in stock prices.  This has pushed stock valuations to record levels.  The median non-financial small cap trades at an EV/EBIT multiple of 44x—towering above prior market cycles.  There are more speculative public companies than ever before, with 37% of domestic small caps losing money over the last

PALM VALLEY CAPITAL FUND

twelve months.  Rates were lowered and a new round of QE was launched during a time of economic prosperity.  Why?  In our opinion, the Fed is fearful.  Publicly, they contend that high stock prices fuel consumer spending, the main driver of the U.S. economy, but they reject responsibility for the wealth disparities created by their engineered asset inflation.  The Lender of Last Resort has mutated into the Vendor of Stock Support in the name of forestalling portfolio markdowns after history’s longest bull market.  No pain, ~~no~~ gain.

The 17th century philosopher Thomas Hobbes wrote that life outside society would be “solitary, poor, nasty,  brutish, and  short.”  Such is the plight of modern-day money managers with tracking error!  You won’t be surprised to hear that investors are more likely to sell funds that underperform, even over relatively short time periods.  Over twenty domestic small cap value mutual funds have hemorrhaged half their assets or more over the last three years.  Most of these funds only underperformed small cap value benchmarks by a small amount over the period.  We haven’t had a bear market in over ten years, but shareholders want results now.  Most aren’t willing to stomach extended bouts of underperformance, even with downside risks mounting.  No pain, ~~no~~ gain.

The consensus view is the trade war has been a market overhang.  The administration recognizes that its reelection chances are higher if the market stays inflated.  Sensing opportunity, they repeatedly returned to the well of dishing out “trade deal is close” rumors, and usually when the stock market needed a jolt.  And it worked.  After struggling in May and August when headlines about China were negative, the stock market rallied sharply in the fourth quarter as the media narrative shifted from “trade war” to “trade deal.”  Looking ahead, the possibility of a Phase Two trade deal, however artificial in substance, could be a useful tool to move markets in the coming quarters.  Thus, the initial bravado toward China appears to have given way to a more practical political calculus.  Once again, we avoid near-term sacrifices (pressure on stock prices) at the expense of long-term strategic objectives (more favorable trade terms).  Short-sighted?  Maybe.  But that’s the game—the game to win elections, to steer economies, and to ride markets up.  No pain, ~~no~~ gain.

PALM VALLEY CAPITAL FUND

The Palm Valley Capital Fund (“the Fund”) fell short of its benchmarks in the fourth quarter.  The Fund increased 0.22% versus an 8.21% gain for the S&P Small Cap 600 Index and an 8.67% increase for the Morningstar Small Cap Total Return Index.  The Fund’s relative shortfall was due to our significant cash position, equaling 92.4% of assets as of December 31, 2019.

The Fund gained 1.42% from its May 1, 2019 launch compared to increases of 5.91% and 5.26%, respectively, for the S&P Small Cap 600 and Morningstar Small Cap Total Return Indexes.  Over this entire period, we have held more than 90% of assets in cash equivalents.  Since the Fund’s inception, we have trailed our benchmarks during market rallies and outperformed during pullbacks.  In both cases, the market action has generally been incited by events related to the trade war/trade deal or the Federal Reserve.  We do not believe the movements have been closely tied to fundamentals.

As has been widely reported, public company earnings declined from the third quarter of 2018.  Some investors believe the decreases were solely related to certain struggling sectors, like energy.  We found that seven out of the nine sectors comprising the Russell 2000 Index had lower year-over-year operating earnings (EBIT) for the median firm (financials and consumer cyclicals grew earnings).  While the Russell Index had sales growth of 6% for the median firm, operating profit declined 5.4% from the third quarter of 2018.  Aggregate quarterly net earnings excluding unprofitable companies were down 5.1% from Q318.2

During the quarter, we sold Gencor Industries (ticker: GENC), Crimson Wine (ticker: CWGL), and Adams Resources & Energy (ticker: AE).  We sold Gencor and Adams Resources after their stocks reached our calculated valuations.  Crimson Wine was sold after the company reported an operating loss for the third quarter.  Previously, we believed Crimson could manage its business to a small profit, and we were happy to own the stock for the value of its net assets, including Napa and Sonoma Valley real estate and premium wine inventory.  However, the company is now experiencing lower demand for its wines, and sales are declining while costs are not.  We felt we could no longer value the business with a high degree of confidence and as a result, the position was sold.

We bought two new names during the quarter: Bonanza Creek Energy (ticker: BCEI) and A-Mark Precious Metals (ticker: AMRK).  Bonanza Creek is an exploration and production company with reserves and production in the Wattenberg Field (DJ Basin).  In our opinion, Bonanza Creek’s stock is selling at a significant discount to the replacement cost of its developed reserves.  Due to its low-cost production, the company can generate profits even at today’s energy prices.  From a cash flow

Top Holdings (12/31/19)*	% Assets
A-Mark Precious Metals	1.75%
Crawford & Co. (Class B)	1.56%
Natural Gas Services Group	1.33%
Bonanza Creek Energy	1.28%
Protective Insurance	1.18%
Amdocs	0.46%

* The Fund had 6 equity holdings as of this date.
____________________

2 Bloomberg, 12/31/19: “Positive earnings” of $24.33 for Q319 vs. $25.65 for Q318 for Russell 2000 Index

PALM VALLEY CAPITAL FUND

perspective, Bonanza is near breakeven and is expected to generate positive free cash flow in 2020.  Lastly, we consider its balance sheet to be healthy and expect debt to EBITDA to stabilize near current levels of 0.5x.  Despite its relatively strong balance sheet and ability to generate profits, Bonanza’s stock has fallen this year along with many of its industry peers.  We view its decline as an opportunity and were happy to purchase Bonanza Creek’s stock at prices below our calculated valuation.

A-Mark Precious Metals is a leading full-service precious metals company that trades, finances, stores, transports, and fabricates gold and silver bullion and related products.  A-Mark’s trading operations earn higher profits when gold and silver prices are volatile and the spreads on physical metals are large, such as in 2008-2009, 2011, and 2015. The demand for physical gold and silver has fallen sharply since 2016, and spreads have been relatively narrow.  This has adversely impacted A-Mark’s trading profitability.  As you can see in the adjacent chart, American Silver Eagle coin premiums, or the dollar amount over current silver prices (“spot”), are relatively subdued.  Likewise, A-Mark’s gross profit from trading is well below the peak periods.

The company’s stock is at multiyear lows and selling for a modest multiple to our estimate of normalized earnings.  Additionally, A-Mark is currently priced at a small premium to tangible book value, with assets consisting of fully hedged gold, silver, and loans secured by precious metals.  We determined that a large institutional shareholder replaced the subadvisor on certain of its funds in October, and the new portfolio managers began selling A-Mark’s shares, which we believe contributed to the downward pressure on the stock.  If historical trends repeat, the company is poised to earn outsized profits when volatility returns to precious metals.  Furthermore, we believe A-Mark and its stock could perform much differently than the broader market during the next recession.

PALM VALLEY CAPITAL FUND

For the fourth quarter, the only holding having a negative impact of at least 10 basis points on the Fund’s performance was A-Mark Precious Metals.  Two holdings had a favorable impact of at 10 least basis points: Bonanza Creek Energy and Adams Resources & Energy.  These positions benefited from a late quarter rally in energy stocks, which had been dramatically underperforming the market in 2019.  In the case of Bonanza, the Fund benefited as we increased our weighting at lower prices for the stock.

Since the launch of the Fund on May 1, 2019, we had two positions adding more than 10 basis points to the Fund’s return and two positions detracting by more than 10 basis points.  Crawford & Co. (ticker: CRD/B) and Bonanza Creek Energy were the Fund’s primary contributors.  A-Mark Precious Metals and Crimson Wine were the Fund’s main detractors over the eight-month period since inception.

…………………………………………………………………………………………………………………………..........................................................................

Observing capital markets today, we are reminded of the story of Dr. Victor Frankenstein, who created a monster that ended up committing grave acts of violence on all the Doctor’s loved ones.  According to SparkNotes, “Victor refuses to admit to anyone the horror of what he has created, even as he sees the ramifications of his creative act spiraling out of control.”  We see the Fed as Dr. Frankenstein, first believing they could eliminate the business cycle, and now unwilling to accept responsibility for their mad science, which has promoted a massive accumulation of debt and dramatic wealth disparity among the U.S. population.  The ultimate consequences of the Fed’s actions are not obvious to everybody today, given low unemployment, record stock prices, and an economy that is delivering modest growth by living beyond its means.  While many investors feel sanguine about the market’s current climate, there is no escaping the fact that you can’t get something for nothing forever.  As Benjamin Franklin wrote, “There are no gains without pains.”

Thank you for your support.

Sincerely,

Eric Cinnamond	Jayme Wiggins

Mutual fund investing involves risk.  Principal loss is possible. The Palm Valley Capital Fund invests in smaller sized companies, which involve additional risks such as limited liquidity and greater volatility than large capitalization companies.  The ability of the Fund to meet its investment objective may be limited to the extent it holds assets in cash (or cash equivalents) or is otherwise uninvested.

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results.  Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

The S&P Small Cap 600 Index measures the small cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

PALM VALLEY CAPITAL FUND

The Morningstar Small Cap Total Return Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  It is not possible to invest directly in an index.

The Palm Valley Capital Fund is distributed by Quasar Distributors, LLC.

Definitions:
Basis point: One hundredth of a percentage point.
Debt/EBITDA: Total debt minus cash and equivalents divided by EBITDA (Earnings Before Interest Taxes Depreciation and Amortization).
Enterprise Value to EBIT (EV/EBIT): Enterprise Value (EV) equals Market Cap plus total debt minus cash and equivalents. EBIT equals Earnings before Interest and Taxes. EV/EBIT is a valuation metric.
Federal Funds rate: The interest rate that banks charge each other for lending money on an overnight basis.
Free cash flow: Cash from operating activities minus capital expenditures.
Quantitative Easing (QE): Monetary policy where a central banks purchases government bonds or other financial assets to create liquidity in an economy.
Real GDP: Inflation-adjusted measure of the value of all goods and services produced by an economy.
Russell 2000: The Russell 2000 Index is an American small-cap stock market index based on the market capitalizations of the bottom 2,000 companies in the Russell 3000 Index.
S&P 500: The Standard & Poor’s 500 is an American stock market index based on the market capitalizations of 500 large companies.
Tangible book value: Stockholder’s equity minus goodwill and intangibles

PALM VALLEY CAPITAL FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of December 31, 2019

Since Inception(1)
Palm Valley Capital Fund	1.42%
S&P SmallCap 600 Index(2)	5.91%

(1)	Inception date of the Fund was May 1, 2019.
(2)	The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalization.

PALM VALLEY CAPITAL FUND

Expense Example (Unaudited)
December 31, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(12/31/2019)	(7/1/2019)	(12/31/2019)	(7/1/2019 to 12/31/2019)
Investor Class
Actual(2)	1.25%	$1,000.00	$1,007.10	$6.32
Hypothetical
(5% annual return before expenses)	1.25%	$1,000.00	$1,018.90	$6.36

(1)	Expense are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 184/365 to reflect its six-month period.
(2)	Based on the actual returns for the period from July 1, 2019 through December 31, 2019 of 0.71% for the Investor Class.

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Allocation of Portfolio(1) (Unaudited)
December 31, 2019

(1)	Data expressed as a percentage of net assets as of December 31, 2019. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

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Schedule of Investments
December 31, 2019

	Shares	Value
COMMON STOCKS – 7.59%

Agencies, Brokerages, and
Other Insurance Related Activities – 1.56%
Crawford & Company, Class B	7,161	$72,684

Insurance Carriers – 1.18%
Protective Insurance Corporation, Class B	3,409	54,851

Miscellaneous Durable Goods Merchant Wholesalers – 1.76%
A-Mark Precious Metals, Inc.	9,894	81,823

Oil and Gas Extraction – 1.29%
Bonanza Creek Energy, Inc. (a)	2,568	59,937

Oil and Gas Field Machinery
and Equipment Manufacturing – 1.34%
Natural Gas Services Group, Inc. (a)	5,068	62,134

Wired Telecommunications Carriers – 0.46%
Amdocs Ltd. (c)	296	21,368

Total Common Stocks
(Cost $334,745)		352,797

SHORT TERM INVESTMENTS – 92.96%

Money Market Fund – 15.79%
First American Treasury Obligations Fund, Class X, 1.53% (b)	734,557	734,557

The accompanying notes are an integral part of these financial statements.

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Schedule of Investments – Continued
December 31, 2019

	Principal
	Amount	Value
SHORT TERM INVESTMENTS – 92.96% (Continued)
U.S. Treasury Bills – 77.17%
Maturity Date 1/30/2020, Yield to Maturity 1.98%	$1,000,000	$998,872
Maturity Date 2/06/2020, Yield to Maturity 1.84%	300,000	299,567
Maturity Date 4/30/2020, Yield to Maturity 1.53%	2,303,000	2,291,417
		3,589,856
Total Short Term Investments
(Cost $4,323,826)		4,324,413

Total Investments
(Cost $4,658,571) – 100.55%		4,677,210
Liabilities in Excess of Other Assets – (0.55)%		(25,439)
Total Net Assets – 100.00%		$4,651,771

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day effective yield as of December 31, 2019.
(c)	Foreign security.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Assets and Liabilities
December 31, 2019

ASSETS:
Investments, at value (Cost $4,658,571)	$4,677,210
Receivable for shares sold	2,500
Dividends and interest receivable	977
Receivable from Adviser	21,900
Prepaid expenses and other receivables	13,485
Total assets	4,716,072

LIABILITIES:
Payable for audit fees	17,500
Payable for fund administration and fund accounting fees	15,894
Payable for investments purchased	11,807
Distribution fees payable	5,941
Payable for transfer agent fees and expenses	4,941
Payable for compliance fees	2,000
Payable for custodian fees	879
Accrued expenses and other liabilities	5,339
Total liabilities	64,301
NET ASSETS	$4,651,771

NET ASSETS CONSIST OF:
Paid-in capital	$4,634,403
Total distributable earnings	17,368
Total net assets	$4,651,771

Investor Class
Shares
Net assets	$4,651,771
Shares issued and outstanding(1)	462,108
Net asset value, offering price, and redemption price per share(2)	$10.07

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% may be charged on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Operations
For the Period Ended December 31, 2019(1)

INVESTMENT INCOME:
Interest income	$47,007
Dividend income	2,123
Total investment income	49,130

EXPENSES:
Fund administration and fund accounting fees (See Note 3)	58,301
Investment advisory fees (See Note 3)	21,654
Transfer agent fees (See Note 3)	21,306
Audit fees	17,500
Legal fees	14,727
Federal and state registration fees	9,356
Compliance fees (See Note 3)	8,000
Distribution fees (See Note 5)	6,015
Trustees’ fees (See Note 3)	5,004
Reports to shareholders	4,897
Custodian fees (See Note 3)	3,561
Other	4,152
Total expenses before reimbursement	174,473
Less: Expense reimbursement by Adviser (See Note 3)	(144,398)
Net expenses	30,075
NET INVESTMENT INCOME	19,055

REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	12,603
Net change in unrealized appreciation on investments	18,639
Net realized and change in unrealized gain on investments	31,242
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,297

(1)	Inception date of the Fund was May 1, 2019.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Statement of Changes in Net Assets

Period Ended
December 31, 2019(1)
OPERATIONS:
Net investment income	$19,055
Net realized gain on investments	12,603
Change in unrealized appreciation on investments	18,639
Net increase in net assets resulting from operations	50,297

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(32,929)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	4,634,403

NET INCREASE IN NET ASSETS	4,651,771

NET ASSETS:
Beginning of period	—
End of period	$4,651,771

(1)	Inception date of the Fund was May 1, 2019.
(2)	A summary of capital share transactions is as follows:

	For the Period Ended
	December 31, 2019(1)
SHARE TRANSACTIONS:
Investor Class	Shares	Amount
Issued	460,507	$4,618,308
Issued to holders in reinvestment of dividends	3,109	31,280
Redeemed	(1,508)	(15,185)
Net increase in shares outstanding	462,108	$4,634,403

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Period Ended
December 31, 2019(1)
Investor Class

PER SHARE DATA(2):
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income(3)	0.05
Net realized and unrealized gain on investments	0.09
Total from investment operations	0.14

LESS DISTRIBUTIONS:
From net investment income	(0.04)
From net realized gains	(0.03)
Total distributions	(0.07)
Net asset value, end of period	$10.07

TOTAL RETURN(4)	1.42%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$4,652
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)	7.25%
After expense reimbursement(5)	1.25%
Ratio of net investment income to average net assets	0.79%
Portfolio turnover rate(4)(6)	128%

(1)	Inception date of the Fund was May 1, 2019.
(2)	For an Investor Class share outstanding for the period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
The numerator for the portfolio turnover rate includes the lessor of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements
December 31, 2019

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) is a Delaware statutory trust organized on July 27, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Palm Valley Capital Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund’s investment adviser, Palm Valley Capital Management LLC (the “Adviser”), is responsible for investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing and operation services to the Fund. The Fund invests primarily in a portfolio of U.S. common stocks of small-cap companies that offer attractive risk-adjusted returns. The Fund considers small-cap companies to be those that, at the time of investment, have a market capitalization of less than $10 billion. Under normal circumstances, the Fund will hold common stocks of fewer than 40 different companies.

The Fund commenced operations on May 1, 2019. Organizational costs consist of costs incurred to establish the Fund and enable it to legally do business. These expenses were borne by the Adviser and are not subject to reimbursement by the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers a single share class, an Investor Class. The Investor Class does not have front end sales loads or deferred sales charges; however, it has a 1.00% redemption fee on shares held 60 days or less and is subject to a distribution fee of up to 0.25% of average daily net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2019

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2019

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2019:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(1)	$352,797	$—	$—	$352,797
Money Market Fund	734,557	—	—	734,557
U.S. Treasury Bills	—	3,589,856	—	3,589,856
	$1,087,354	$3,589,856	$—	$4,677,210

(1)	Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

During the period ended December 31, 2019, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

C.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

D.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2019

E.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts using the effective interest method.

F.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed up to 0.25% of average daily net assets of Investor Class shares (See Note 5).

G.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

H.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

I.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.90% of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding Rule 12b-1 fees – Investor Class (see Note 5), shareholder servicing fees, acquired fund fees and expenses, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), other transactional expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.00% of the Fund’s average daily net asset value.  Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three-year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. Fees voluntarily waived are not subject to recoupment and will be absorbed by the Adviser.  The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within two years after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2019

written notice and approval by the Board and the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
12/31/2022	$144,398

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended December 31, 2019, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is affiliated with Fund Services and the Custodian. This same Trustee is an interested person of the Distributor.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended December 31, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

As of December 31, 2019, the components of distributable earnings on a tax basis were:

Tax cost of Investments*	$4,662,294
Gross unrealized appreciation	$33,383
Gross unrealized depreciation	(18,469)
Net unrealized appreciation	14,916
Undistributed ordinary income	2,453
Undistributed long-term capital gains	—
Other accumulated gains/(losses)	—
Total distributable earnings	$17,369

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales.

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2019

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the period ended December 31, 2019, there were no reclassifications made.

The tax character of distributions paid for the period ended December 31, 2019 were as follows:

	Ordinary	Long-Term
	Income*	Capital Gain	Total
2019	$32,929	$ —	$32,929

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate up to 0.25% average daily net assets of the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Investor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by the Board no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement. For the period ended December 31, 2019, the Investor Class incurred expenses of $6,015 pursuant to the Plan.

Distribution fees are not subject to the Operating Expense Limitation Agreement (see Note 3) to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 1.00% for the Investor Class shares.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended December 31, 2019, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	618,778	296,636

PALM VALLEY CAPITAL FUND

Notes to the Financial Statements – Continued
December 31, 2019

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2019, two accounts held 44.7% of the outstanding shares of the Fund. As of December 31, 2019, affiliates of the Advisor held 32.50% of the Fund.

8.  SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, (“Quasar”) the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”) such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

PALM VALLEY CAPITAL FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Palm Valley Capital Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Palm Valley Capital Fund (the “Fund”), a series of Series Portfolios Trust, as of December 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 1, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations, the changes in its net assets, and the financial for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 28, 2020

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited)
December 31, 2019

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)
Koji Felton	Trustee	Indefinite	Counsel, Kohlberg	1	Independent
(born 1961)		Term;	Kravis Roberts & Co. L.P.		Trustee, Listed
		Since	(2013 – 2015).		Funds Trust
		September			(Since 2019).
2015.

Debra McGinty-Poteet	Trustee	Indefinite	Retired.	1	Independent
(born 1956)		Term;			Trustee, First
		Since			Western Funds
		September			Trust (Since
		2015.			May 2015).

Daniel B. Willey	Trustee	Indefinite	Retired. Chief Compliance	1	None
(born 1955)		Term;	Officer, United Nations
		Since	Joint Staff Pension Fund
		September	(2009 – 2017).
2015.

Interested Trustee
Dana L. Armour(3)	Chair,	Indefinite	Senior Vice President,	1	None
(born 1968)	Trustee	Term;	U.S. Bank (since 1988).
Since
September
2015.

Officers of the Trust
Ryan L. Roell	President	Indefinite	Assistant Vice	Not	Not
(born 1973)	and	Term;	President, U.S. Bank	Applicable	Applicable
	Principal	Since	Global Fund Services
	Executive	July	(since 2005).
	Officer	2019.

Cullen O. Small	Vice	Indefinite	Vice President, U.S. Bank	Not	Not
(born 1987)	President,	Term;	Global Fund Services	Applicable	Applicable
	Treasurer	Since	(since 2010).
	and	January
	Principal	2019.
Financial
Officer

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited) – Continued
December 31, 2019

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Donna Barrette	Chief	Indefinite	Senior Vice President	Not	Not
(born 1966)	Compliance	Term;	and Compliance Officer,	Applicable	Applicable
	Officer and	Since	U.S. Bancorp Fund
	Anti-Money	November	Services, LLC since
	Laundering	2019.	August 2004.
Officer

Adam W. Smith	Secretary	Indefinite	Vice President,	Not	Not
(born 1981)		Term;	U.S. Bank Global	Applicable	Applicable
		Since	Fund Services
		June	(since 2012).
2019.

Hailey S. Glaser	Assistant	Indefinite	Assistant Vice President,	Not	Not
(born 1989)	Treasurer	Term;	U.S. Bank Global Fund	Applicable	Applicable
		Since	Services (since 2015);
		July	Audit Senior, Deloitte &
		2019.	Touche LP (2012 – 2015).

Kristen M. Pierson	Assistant	Indefinite	Assistant Vice President,	Not	Not
(born 1979)	Treasurer	Term;	U.S. Bank Global Fund	Applicable	Applicable
		Since	Services (since 2017);
		July	Lead Fund Accountant,
		2019.	UMB Fund Services, Inc.
(2006 – 2017).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2019, the Trust was comprised of 8 active series (including the Fund) managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Armour is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that she is a board member and an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

PALM VALLEY CAPITAL FUND

Additional Information (Unaudited) – Continued
December 31, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020), which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q or Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-888-224-7256 (PALM).

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-224-7256 (PALM). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-888-224-7256 (PALM), or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2019, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 4.95%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2019 was 4.95%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 42.15%.

PALM VALLEY CAPITAL FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and/or
• Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

INVESTMENT ADVISER
Palm Valley Capital Management LLC
422 Jacksonville Drive
Jacksonville Beach, FL 32250

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-224-7256 (PALM).

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  The registrant’s inception date was May 1, 2019, and as such, there is only one fiscal year to present.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal year ended December 31, 2019, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 12/31/2019
Audit Fees	$14,500
Audit-Related Fees	$0
Tax Fees	$3,000
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 12/31/2019
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Series Portfolios Trust

By (Signature and Title)*    /s/Ryan L. Roell
Ryan L. Roell, President

Date    March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Ryan L. Roell
Ryan L. Roell, President

Date    March 6, 2020

By (Signature and Title)*    /s/Cullen O. Small
Cullen O. Small, Treasurer

Date    March 6, 2020

* Print the name and title of each signing officer under his or her signature.